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                                                                    EXHIBIT 23.3

               CONSENT OF RYDER SCOTT COMPANY PETROLEUM ENGINEERS

As independent petroleum engineers, we hereby consent to the use of our review and all references to our firm included or made a part of the Registration Statement of Continental Resources, Inc. and its subsidiaries on Form S-4.

                             /s/ RYDER SCOTT COMPANY PETROLEUM ENGINEERS
                             ---------------------------------------------------
                             RYDER SCOTT COMPANY PETROLEUM ENGINEERS


Denver, Colorado
November 5, 1998